Pilgrim's Pride Corporation

Financial Results for
Second Quarter Ended
June 30, 2013

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- "EBITDA" is defined as net income (loss) plus interest, income taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Exports


Annual US Broiler Exports
Billion Pounds
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1.1
1.3
1.5
2.0
2.9
3.9
4.5
4.4
4.4
4.6
4.9
5.6
4.8
4.9
4.8
5.2
5.2
5.9
7.0
6.8
6.8
7.0
7.3
7.5
7.6
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 f 2014 f
Exports
% Annual Production

- 2013 exports are projected to make a new record at just under 7.5 billion pounds.
- 2014 is forecasted to be another strong year and if production is up 2.5% exports could easily exceed USDA's projection.

Source: USDA-FAS

Pilgrim's

Current Direction

CELEBRATE GREAT TASTE

Savoro™


MADE IN THE USA


CELEBRATE GREAT TASTE
Savoro
MADE IN THE USA
Chicken Nuggets
Frango Nuggets
Source of Protein
Fuente de Proteína
Fonte de Proteína
NET WT 28 OZ (794g)

Breeder Supply



Average Annual Hatching Layer Supply
Thousand Head
58,000
56,000
54,000
52,000
50,000
48,000
46,000
44,000
49,478
49,981
52,584
54,848
56,259
55,668
56,297
56,625
56,437
56,460
56,785
56,218
57,167
55,935
53,759
54,870
53,004
50,900
51,673
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

- Average hatching layers in 2012 were under 51 million or the lowest level since 1996 and are projected to increase modestly in 2013, primarily by reduction in hen slaughter.

Source: USDA-NASS

Industry Supply Constrained in Near-Term

Broiler Supply Chain – 170 Weeks

Breeder-135 Weeks	Producer-35 Weeks

- Pedigree 45 weeks
- Great Grandparent Stock 45 weeks
- Grandparent Stock 45 weeks
- Breeders 26 weeks
- Hatchers 3 weeks
- Broilers 6 weeks



Average Annual Hatching Layer Supply(1)
Thousand Head
58,000
56,000
54,000
52,000
50,000
48,000
57,167
55,935
53,759
54,870
53,004
50,899
51,673
10 yr. avg hatching layer supply(2)
2007
2008
2009
2010
2011
2012
2013E

- 2012 saw lowest level of hatching layers since 1996
- 2013 average annual hatching layer supply expected to be 6.3% lower than 10 year industry average

(1) USDA-NASS
(2) Annual average of 2003-2012

Hatching Layers



Broiler Type Hatching Layers
56,000
55,000
54,000
53,000
52,000
51,000
50,000
49,000
48,000
47,000
46,000
Thousand Head
52,237
52,950
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec



Intended Pullet Placements
8,500
8,000
7,500
7,000
6,500
6,000
5,500
5,000
Thousand Head
7,011
6,800
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2012
2013
5 Year Average



Egg Production Per 100 Layers
2,000
1,950
1,900
1,850
1,800
1,750
1,700
1,650
1,600
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2012
2013
5 Year Average

- Total hatching layers for the month of June were 52.95 million, up 1.36% compared to June 2012. Producers continue to extend the average age of the hens which is affecting egg production and hatchability.
- Pullet placements during June were 7.0 million, up 3.1% from June 2012.

Source: USDA-NASS

YTD Cumulative Chicks Placed Through Week 29


YTD Cumulative Chick Placements
5,200,000
5,100,000
5,000,000
4,900,000
4,800,000
4,700,000
4,600,000
4,500,000
2007
2008
2009
2010
2011
2012
2013

Source: USDA - FAS

Pilgrim's

Chicken Production


19 State Weekly Eggs Set
215,000
210,000
205,000
200,000
195,000
190,000
185,000
180,000
175,000
170,000
Thousands
199,950
2012
2013
5 Year Avg


19 State Weekly Chicks Placed
175,000
170,000
165,000
160,000
155,000
150,000
145,000
140,000
Thousands
166,528
2012
2013
5 Year Avg

- Eggs set for the week ending 7/20 were reported at 199.9 million, up 3% on an absolute basis from last year.
- Placements were reported at 166.5 million, up 1% from last year.

Source: USDA-NASS

Hatchability


Industry Hatchability
84.5%
84.0%
83.5%
83.0%
82.5%
82.0%
81.5%
Thousands
82.59%
2012
2013
5 Year Avg

Chicken Cold Storage


Chicken Cold Storage
Millions
750
700
650
600
550
500
664
646
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
2012 Total Cold Storage
2013 Total Cold Storage
5 Year Average

Part	Jun-12	Jun-13	% Change
Broilers	13,108	15,470	18.0%
Hens	3,766	5,245	39.3%
Breast Meat	110,057	103,762	-5.7%
Drumsticks	17,008	17,358	2.1%
Leg Quarters	88,507	138,653	56.7%
Legs	15,190	10,537	-30.6%
Thighs	5,940	7,644	28.7%
Thigh meat	17,763	15,245	-14.2%
Wings	45,098	83,132	84.3%
Paws and feet	36,203	21,748	-39.9%
Other	293,497	245,290	-16.4%
Total Chicken	646,137	664,084	2.8%

- Cold storage levels as of July 1st were reported at 664 million pounds which is up 2.8% from last year's historically low level but still below one week's worth of production.

Source: USDA-NASS

USDA Chicken Prices

USDA Boneless/Skinless Breast NE


215.00
195.00
175.00
155.00
135.00
115.00
95.00
75.00
Cents/Lb
177.7
2011
2012
2013
5 Year Average

USDA Whole Wings NE


230.00
210.00
190.00
170.00
150.00
130.00
110.00
90.00
70.00
50.00
Cents/Lb
160.11
2011
2012
2013
5 Year Average

USDA Leg Quarters NE


60.00
55.00
50.00
45.00
40.00
35.00
30.00
25.00
Cents/Lb
51.62
2011
2012
2013
5 Year Average

USDA Whole Broiler


125.00
115.00
105.00
95.00
85.00
75.00
65.00
Cents/Lb
97.3
2011
2012
2013
5 Year Average

Source: USDA

US Corn Production



US Corn Planted Acres
(Million Acres)
100
95
90
85
80
75
70
65
60
55
50
79.6
75.7
78.9
78.6
80.9
81.8
78.3
93.5
86.0
86.5
88.2
91.9
97.2
97.4
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013



US Corn Yield
(Bushels Per Acre)
170.00
160.00
150.00
140.00
130.00
120.00
110.00
100.00
136.9
138.2
129.3
142.2
160.3
147.9
149.1
150.7
153.9
164.4
152.8
147.2
123.4
156.5
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

- Despite a record wet spring in many places farmers planted over 97 million corn acres in response to record prices.
- Drought conditions have improved in the Midwest and should improve yield conditions for 2013.

Source: USDA-WASDE

Second Quarter 2013 Financial Results

Main Indicators ($M)	2Q 13	2Q 12	YTD 13	YTD 12
Net Revenue	2,184.1	1,974.5	4,221.0	3,863.2
Gross Profit	282.5	144.1	400.9	254.2
SG&A	44.1	44.4	88.1	89.7
Net Interest	22.3	24.6	46.9	52.5
Net Income	190.7	69.4	245.3	108.5
Net Income per Share	0.74	0.27	0.95	0.45
EBITDA*	264.6	125.1	381.4	226.6
EBITDA Margin	12.1%	6.3%	9.0%	5.9%

*EBITDA is a non-GAAP measurement considered by management to be useful in understanding our results. Please see most recent SEC financial filings and appendix for definition of EBITDA and reconciliation to GAAP.

- Strong quarter, both in absolute and % terms:
  - Net Revenue 10.6% higher than Q2 2012 on 3.5% lower volume
  - Prices 10% higher in US and 42% higher in Mexico than Q2 2012
  - Feed Ingredients $75MM Higher than Q2 2012

- EBITDA of $264.6MM, 111% higher than Q2-2012 with a margin of 12.1%
  - $9.7MM loss due to FX change in Mexico included in EBITDA
  - Profit before taxes of $206.7MM

Pilgrim's

Second Quarter 2013 Net Debt and Liquidity

Debt ($M)	2010	2011	2012	1Q 2013	2Q 2013
Cash + Restricted Cash	$167.03	$49.50	$68.20	$43.56	$78.23
Current Portion of LTD	$58.14	$15.60	$15.90	$15.89	$0.39
LTD	$1,281.16	$1,458.00	$1,148.90	$1,126.48	$911.94
Net Debt	$1,172.28	$1,424.10	$1,096.60	$1,098.81	$834
EBITDA (LTM)					549
Leverage					1.5

*EBITDA (LTM) is a non-GAAP measurement considered by management to be useful in understanding our results. Please see appendix for definition of EBITDA and reconciliation to GAAP.

- Net Debt reduced by $265 MM during the quarter, bringing us close to our optimum debt level
- Operating cash flows contributed $290 MM
- Availability of $792 MM at quarter end

Sources of Liquidity 2013	Facility Amount				Amount Outstanding				Amount Available			
	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Cash and cash equivalents	-	-	-	-	-	-	-	-	55.0	68.2	43.6	78.2
Borrowing arrangements:												
U.S. Credit Facility	700	700	700.0	700.0	101.8	103.6	85.0	-	573.6	529.9	577.7	670.4
Mexico Credit Facility (in USD)	42.9	42.8	45.2	43.1	-	-	-	-	42.9	42.8	45.2	43.1
Total Availability:									671.5	640.9	666.5	791.7

Source: PPC

Second Quarter 2013 Cash Generation and Management

- Capex in line with targeted spending
- Measured investment in assets with a rapid return


Capex (US$MM)
136
17
21
25
28
90
26
23
49
2011 Total
Q1
Q2
Q3
Q4
2012 Total
Q1
Q2
2013 YTD


1,099
250.5
16.5
2.4
25.4
23.2
2.0
834
$290M
Initial Debt
Operating FCF after interest
inventories
AR
AP/ Prepaid
CAPEX
All other
Final Debt

- Operations contributed $290M to cash flow
  - Decrease of $16.5M in inventory, primarily live
  - A/P / prepaid contributed $25 M

Relentless Pursuit of Operational Excellence


Safety
Quality
Turnover

Revenue Drivers



2004 Revenue Share by Part
Leg Quarters 15%
Skin and Bone 2%
Wings 17%
Tenders 13%
Breast Meat 53%



2013 Revenue Share by Part
Wings 19%
Skin and Bone 3%
Breast Meat 43%
Leg Quarters 25%
Tenders 10%

- Breast meat represents less value of the total cutout as export market growth has driven the value of leg quarters higher.

Source: USDA & PPC

IR Contact

Investor Relations:	Rosemary Geelan
E-mail:	rosemary.geelan@pilgrims.com
Phone:	+1 (970) 506-8192
Address:	1770 Promontory Circle Greeley, CO 80634 USA
Website:	www.pilgrims.com

Appendix: EBITDA Reconciliation

NOTE: "EBITDA" is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US ("GAAP"), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

	Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 30, 2013	June 24, 2012	June 30, 2013	June 24, 2012
	(In thousands)		(In thousands)	
Net income	$ 190,791	$ 69,153	$ 245,019	$ 108,751
Add:				
Income tax expense (benefit)	15,884	(2,358)	18,638	(1,705)
Interest expense, net	22,258	24,569	46,863	52,540
Depreciation and amortization	38,149	36,214	75,939	71,980
Minus:				
Amortization of capitalized loan costs	2,518	2,469	5,034	4,937
EBITDA	264,564	125,109	381,425	226,629
Add:				
Restructuring charges	480	389	964	3,274
Minus:				
Net income (loss) attributable to noncontrolling interest	86	(205)	(268)	220
Adjusted EBITDA	$ 264,958	$ 125,703	$ 382,657	$ 229,683

Source: PPC

Appendix: Reconciliation of LTM EBITDA

The summary unaudited consolidated income statement data for the twelve months ended June 30, 2013 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the six months ended June 24, 2012 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 30, 2012 and (2) the applicable unaudited consolidated income statement data for the six months ended June 30, 2013.

Reconciliation of LTM EBITDA	**Thirteen Weeks Ended September 23, 2012**	**Fourteen Weeks Ended December 30, 2012**	**Thirteen Weeks Ended March 31, 2013**	**Thirteen Weeks Ended June 30, 2013**	**LTM Ended June 30, 2013**
	(In thousands)		(In thousands)		
Net income	$ 42,941	$ 22,350	$ 54,228	$ 190,791	$ 310,310
Add:					
Income tax expense (benefit)	1,049	(20,325)	2,754	15,884	(638)
Interest expense, net	25,004	25,985	24,605	22,258	97,852
Depreciation and amortization	36,431	39,088	37,790	38,149	151,458
Minus:					-
Amortization of capitalized loan costs	2,469	2,658	2,516	2,518	10,161
EBITDA	102,956	64,440	116,861	264,564	548,821
Add:					
Restructuring charges	2,647	2,528	484	480	6,139
Minus:					
Net income (loss) attributable to noncontrolling interest	10	(423)	(354)	86	(681)
Adjusted EBITDA	$ 105,593	$ 67,391	$ 117,699	$ 264,958	555,641

Source: PPC

Appendix: Reconciliation of EBITDA Margin

Reconciliation of EBITDA Margin	Thirteen Weeks Ended		Twenty-Six Weeks Ended		Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 30 2013	June 24 2012	June 30 2013	June 24 2012	June 30 2013	June 24 2012	June 30 2013	June 24 2012
Net income	190,791	69,153	245,019	108,751	8.7%	3.5%	5.8%	2.8%
Add:								
Income tax expense (benefit)	15,884	(2,358)	18,638	(1,705)	0.7%	-0.1%	0.4%	0.0%
Interest expense, net	22,258	24,569	46,863	52,540	1.0%	1.2%	1.1%	1.4%
Depreciation and amortization	38,149	36,214	75,939	71,980	1.8%	1.8%	1.8%	1.8%
Minus:								
Amortization of cap loan costs	2,518	2,469	5,034	4,937	0.1%	0.1%	0.1%	0.1%
EBITDA	264,564	125,109	381,425	226,629	12.1%	6.3%	9.0%	5.9%
Add:								
Restructuring charges	480	389	964	3,274	0.0%	0.0%	0.0%	0.0%
Minus:								
Net income attributable to NCIs	83	(205)	(271)	220	0.0%	0.0%	0.0%	0.0%
Adjusted EBITDA	264,961	125,703	382,660	229,683	12.1%	6.3%	9.0%	5.9%
Net Sales					2,184,119	1,974,469	4,221,048	3,863,242

Source: PPC

Appendix: Net Debt Reconciliation

Note: Net debt is defined as total long term debt, less current maturities, plus current maturities of long term debt minus cash and cash equivalents. Net debt is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows:

Reconciliation of Net Debt			Twenty-Six Weeks Ended	
	2011	2012	24-Jun-12	30-Jun-13
		(In Thousands)		
Long term debt, less current maturities	1,458,001	1,148,870	1,214,619	911,939
Add: Current maturities of long term debt	15,611	15,886	15,617	393
Minus: Cash and cash equivalents	41,609	68,180	49,227	78,231
Net debt	1,432,003	1,096,576	1,181,009	834,101

Source: PPC